UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): November 10, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                        0-21174                 04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA    01876
               (Address of Principal Executive Offices)        (zip code)



       Registrant's telephone number, including area code: (978) 640-6789


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

// Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

// Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

// Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

// Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02. Results of Operations and Financial Condition

On November 10, 2005, we (1) issued a press release to report that we would not timely file our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and (2) filed a Form 12b-25 - Notification of Late Filing with the Securities and Exchange Commission. The November 10, 2005 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 14, 2005, we issued a press release to report that we had filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and that the Form 10-Q contained financial results that were unchanged from the results we announced in our earnings press release on October 27, 2005. The November 14, 2005 press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

                  The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

                  99.1 Press Release issued by Avid Technology, Inc. dated November 10, 2005.

                  99.2 Press Release issued by Avid Technology, Inc. dated November 14, 2005.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005                   AVID TECHNOLOGY, INC.


                                          By: /s/ Carol E. Kazmer
                                              ----------------------------------
                                              Carol E. Kazmer
                                              Vice President and General Counsel






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                                  EXHIBIT INDEX
Exhibit No.                      Description
----------                       -----------

99.1                             Press Release issued by Avid Technology, Inc.
                                 dated November 10, 2005.

99.2                             Press Release issued by Avid Technology, Inc.
                                 dated  November 14, 2005.





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